                                  EXHIBIT 10.39

Automobile Leasing Residual Value Excess of Loss Reinsurance Agreement effective January 1, 1997, together with Second Casualty Excess of Loss Reinsurance Agreement effective January 1, 1997.

                                     SUMMARY
                                       AND
                                AGREEMENT WORDING
                                       FOR

                   PHILADELPHIA INDEMNITY INSURANCE COMPANY
                        AUTOMOBILE LEASING RESIDUAL VALUE
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE: JANUARY 1, 1997

                                   SUMMARY OF
                        AUTOMOBILE LEASING RESIDUAL VALUE
                      EXCESS OF LOSS REINSURANCE AGREEMENT


REINSURED COMPANY:               PHILADELPHIA INSURANCE COMPANY and/or                        (PREAMBLE)
                                 PHILADELPHIA INDEMNITY INSURANCE COMPANY,
                                 both of Bala Cynwyd, Pennsylvania (hereinafter
                                 together called the "Company").

BUSINESS REINSURED:              Policies classified by the Company as Auto-                  ARTICLE 1
                                 mobile Leasing Residual Value, that insure
                                 leases enrolled prior to 12:01 a.m., Eastern
                                 Standard Time, January 1, 1997.

ACCOUNT BASIS:                   Losses occurring

COVER:                           $9,613,818 (being 60% of GNEPI) Ultimate Net                 ARTICLE 2
                                 Loss in the aggregate in respect of the term
                                 of this Agreement, excess of $16,023,030 (being
                                 100% of GNEPI) Ultimate Net Loss in the
                                 aggregate in respect of the term of this
                                 Agreement.

TERM:                            This Agreement shall become effective at 12:01               ARTICLE 3
                                 a.m., Eastern Standard Time, January 1, 1997,
                                 and shall remain in full force and effect until
                                 all Policies covered hereunder have expired.

TERRITORY:                       Per original Policies.                                       ARTICLE 4

EXCLUSIONS:                      Per Agreement wording.                                       ARTICLE 5

PREMIUM:                         The Company will pay the Reinsurer a premium of              ARTICLE 6
                                 $500,000 for the term of this Agreement, to be
                                 paid in full at inception.

DEFINITIONS:                     Ultimate Net Loss (Includes allocated loss                   ARTICLE 7
                                   adjustment expense and 100% of Extra Contractual
                                   Obligations.) For all purposes of this Agreement,
                                   a loss is deemed to occur on the expiration date
                                   of the lease.

                                 Policy (Defined as coverage on an individual lease,
                                   rather than a master policy. Lease extensions
                                   to be part of the original Policy.)

                                 Gross Net Earned Premium Income

CLAUSES:                         Net Retained Lines                                           ARTICLE   8
                                 Currency - U.S. Dollar                                       ARTICLE   9
                                 Loss Funding                                                 ARTICLE  10
                                 Taxes (Reinsurers pay FET as applicable)                     ARTICLE  11
                                 Notice of Loss and Loss Settlements                          ARTICLE  12
                                 Extra Contractual Obligations                                ARTICLE  13
                                 Delay, Omission or Error                                     ARTICLE  14
                                 Inspection                                                   ARTICLE  15

                                                                          Page A

                                 Arbitration                                                  ARTICLE 16
                                 Service of Suit                                              ARTICLE 17
                                 Insolvency                                                   ARTICLE 18
                                 Sedgwick Re Intermediary Clause                              ARTICLE 19

PARTICIPATION:                                                                                ARTICLE 20

REGULATION 98:                   Premium and loss payments made to Sedgwick Re
                                 shall be deposited in a Premium and Loss Account in
                                 accordance with Section 32.3(a)(1) of Regulation 98
                                 of the New York Insurance Department. The parties
                                 hereto consent to withdrawals from said Account in
                                 accordance with Section 32.3(a)(3) of the Regulation,
                                 including interest and Federal Excise Tax.

INFORMATION:                     Gross Net Earned Premium Income subject to this
                                 Agreement:         $16,023,030.

                                                                          Page B

                        AUTOMOBILE LEASING RESIDUAL VALUE
                      EXCESS OF LOSS REINSURANCE AGREEMENT


This Agreement is made and entered into by and between PHILADELPHIA INSURANCE COMPANY, and PHILADELPHIA INDEMNITY INSURANCE COMPANY, both of Bala Cynwyd, Pennsylvania (hereinafter together called the "Company") and the Reinsurer specifically identified on the signature page of this Agreement (hereinafter called the "Reinsurer").

                                    ARTICLE 1

BUSINESS REINSURED
This Agreement is to indemnify the Company in respect of the net excess liability as a result of any loss or losses which may occur during the term of this Agreement under any Policies that insure leases enrolled prior to 12:01 a.m., Eastern Standard Time, January 1, 1997, and classified by the Company as Automobile Leasing Residual Value Business, subject to the terms and conditions herein contained.

                                    ARTICLE 2

COVER
The Reinsurer will be liable in the aggregate in respect of the term of this Agreement for the Ultimate Net Loss over and above an initial Ultimate Net Loss of $16,023,030 (being 100% of Gross Net Earned Premium Income), subject to a limit of liability to the Reinsurer of $9,613,818 (being 60% of Gross Net Earned Premium Income) in the aggregate in respect of the term of this Agreement.

                                    ARTICLE 3

TERM
This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 1997, and shall remain in full force and effect until all Policies covered hereunder have expired.

                                    ARTICLE 4

TERRITORY
This Agreement will cover wherever the Company's original Policies cover.

                                    ARTICLE 5

EXCLUSIONS

This Agreement does not cover:

A. Policies on leases incepting before 12:01 a.m., Eastern Standard Time, January 1, 1994.

B.       Business excluded by the attached Nuclear Incident Exclusion Clauses:

         1. Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A., No. 08-31.1.

         2. Nuclear Incident Exclusion Clause - Liability - Reinsurance - Canada, No. 08-32.1.

         3. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A., No. 08-33.

         4. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - Canada, No. 08-34.2.

C.       Pools, Associations and Syndicates.

D. Liability of the Company arising by contract, operation of law or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guarantee fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer or its successors or assigns which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

E.       Leases enrolled under Policies PHRV100082-1, PHRV100082-2 and
         PHRV100013.

                                    ARTICLE 6

PREMIUM
The Company will pay the Reinsurer a premium of $500,000 for the term of this Agreement, to be paid in full at inception.

Within 90 days after the end of each calendar year, the Company will furnish the Reinsurer with any information which the Reinsurer may require to prepare its Annual Statement which is reasonably available to the Company.

                                    ARTICLE 7

DEFINITIONS

A. The term "Ultimate Net Loss" as used in this Agreement shall mean the actual loss paid by the Company or for which the Company becomes liable to pay, such loss to include 100% of any Extra Contractual Obligation (and expense) as defined in the EXTRA CONTRACTUAL OBLIGATIONS ARTICLE, expenses of litigation and interest, and all other loss expense of the Company including subrogation, salvage, and recovery expenses (office expenses and salaries of officials and employees not classified as loss adjusters are not chargeable as expenses for purposes of this paragraph), but salvages and all recoveries, including recoveries under all reinsurances which inure to the benefit of this Agreement (whether recovered or not), shall be first deducted from such loss to arrive at the amount of liability attaching hereunder.

         All salvages, recoveries or payments recovered or received subsequent to loss settlement hereunder shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto.

         For purposes of this definition, the phrase "becomes liable to pay" shall mean the existence of a judgment which the Company does not intend to appeal, or a release has been obtained by the Company, or the Company has accepted a proof of loss.

         Nothing in this clause shall be construed to mean that losses are not recoverable hereunder until the Company's Ultimate Net Loss has been ascertained.

         For all purposes of this Agreement, a loss is deemed to occur on the expiration date of the lease.

B. The term "Policy" as used in this Agreement shall mean any binder, policy, or contract of insurance or reinsurance issued, accepted or held covered provisionally or otherwise, by or on behalf of the Company. For purposes of this Agreement, "Policy" refers to coverage on an individual lease, rather than a master policy. Lease extensions are deemed to be part of the original Policy.

C. The term "Gross Net Earned Premium Income" as used in this Agreement shall mean gross earned premium income on business the subject of this Agreement less earned premium income paid for reinsurances, recoveries under which would inure to the benefit of this Agreement.

                                    ARTICLE 8
NET RETAINED LINES


This Agreement applies only to that portion of any insurances or reinsurances covered by this Agreement which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount in excess of which this Agreement attaches, only loss or losses in respect of that portion of any insurances or reinsurances which the Company retains net for its own account shall be included, it being understood and agreed that the amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may have become due from them whether such inability arises from the insolvency of such other reinsurers or otherwise.

                                    ARTICLE 9

CURRENCY

The currency to be used for all purposes of this Agreement shall be United States of America currency.

                                   ARTICLE 10

LOSS FUNDING

With respect to losses, funding will be in accordance with the attached Loss Funding Clause No. 1301.2.

                                   ARTICLE 11

TAXES

The Company will be liable for taxes (except Federal Excise Tax) on premiums reported to the Reinsurer hereunder.

Federal Excise Tax applies only to those Reinsurers, excepting Underwriters at Lloyd's, London and other Reinsurers exempt from the Federal Excise Tax, who are domiciled outside the United States of America.

The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

In the event of any return of premium becoming due hereunder, the Reinsurer will deduct 1% from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.


                                   ARTICLE 12

NOTICE OF LOSS AND LOSS SETTLEMENTS

The Company will advise the Reinsurer promptly of all claims which in the opinion of the Company may involve the Reinsurer and of all subsequent developments on these claims which may materially affect the position of the Reinsurer.

The Reinsurer agrees to abide by the loss settlements of the Company, provided that retroactive extension of Policy terms or coverages made voluntarily by the Company and not in response to court decisions (whether such court decision is against the Company or other companies affording the same or similar coverages) will not be covered under this Agreement.

When so requested the Company will afford the Reinsurer an opportunity to be associated with the Company, at the expense of the Reinsurer, in the defense of any claim or suit or proceeding involving this reinsurance and the Company will cooperate in every respect in the defense of such claim, suit or proceeding.

The Reinsurer will pay its share of loss settlements immediately upon receipt of proof of loss from the Company.


                                   ARTICLE 13

EXTRA CONTRACTUAL OBLIGATIONS

This Agreement shall protect the Company, subject to the Reinsurer's limit of liability appearing in the COVER ARTICLE of this Agreement, where the loss includes any Extra Contractual Obligations as provided for in the definition of Ultimate Net Loss. "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original loss.

However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

                                   ARTICLE 14

DELAY, OMISSION OR ERROR

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, providing such delay, omission or error is rectified upon discovery.

                                   ARTICLE 15

INSPECTION

The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect, through its authorized representatives, all books, records and papers of the Company in connection with any reinsurance hereunder or claims in connection herewith.

                                   ARTICLE 16

ARBITRATION

Any irreconcilable dispute between the parties to this Agreement will be arbitrated in Bala Cynwyd, Pennsylvania in accordance with the attached Arbitration Clause No. 22-01.1.

                                   ARTICLE 17

SERVICE OF SUIT

The attached Service of Suit Clause No. 20-01.5 - U.S.A. will apply to this Agreement.

                                   ARTICLE 18

INSOLVENCY

In the event of the insolvency of the Company, reinsurance under this Agreement shall be payable by the Reinsurer on the basis of the liability of the Company under Policy or Policies reinsured without diminution because of the insolvency of the Company, to the Company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except when the Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company and when the Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

It is agreed, however, that the liquidator or receiver or statutory successor of the insolvent Company shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding when such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

When two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Company.

Should the Company go into liquidation or should a receiver be appointed, the Reinsurer shall be entitled to deduct from any sums which may be due or may become due to the Company under this reinsurance Agreement any sums which are due to the Reinsurer by the Company under this reinsurance Agreement and which are payable at a fixed or stated date as well as any other sums due the Reinsurer which are permitted to be offset under applicable law.

In the event of the insolvency of any company or companies included in the designation of "Company," this clause will apply only to the insolvent company or companies.

                                   ARTICLE 19

INTERMEDIARY

Sedgwick Re, Inc. is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications, including notices, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages and loss settlements relating thereto shall be transmitted to the Reinsurer or the Company through Sedgwick Re, Inc., 1501 Fourth Avenue, Suite 1400, Seattle, Washington 98101. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed only to constitute payment to the Company to the extent that such payments are actually received by the Company.

                                   ARTICLE 20


PARTICIPATION:             AUTOMOBILE LEASING RESIDUAL VALUE
                           EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE: January 1, 1997

This Agreement obligates the Reinsurer for _____________% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:


                            PARTICIPATING REINSURERS

   Constitution Reinsurance Corporation                                10.00%
   Sedgwick Re Limited
    GIO Insurance Ltd., Trading as GIO Reinsurance                     20.00%
   Everest Reinsurance Company                                         70,00%
                                                                       ------
   TOTAL:                                                             100.00%

Upon completion of Reinsurers' signing, fully executed signature pages will be forwarded to you for the completion of your file.

                                   ARTICLE 20

PARTICIPATION:             AUTOMOBILE LEASING RESIDUAL VALUE
                           EXCESS OF LOSS REINSURANCE AGRE
                           EFFECTIVE: January 1, 1997

This Agreement obligates the Reinsurer for 10.00% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:

In New York, New York, this 6th day of May, 1997.


                                            CONSTITUTION REINSURANCE CORPORATION
                                            New York, New York


                                                 By /s/ Thomas C. Bredahl
                                            ----------------------------------
                                                       (signature)

                                                    Thomas C. Bredahl
                                            ----------------------------------
                                                          (name)

                                                      Vice President
                                            ----------------------------------
                                                         (title)

                                   ARTICLE 20

PARTICIPATION:             AUTOMOBILE LEASING RESIDUAL VALUE
                           EXCESS OF LOSS REINSURANCE AGRE
                           EFFECTIVE: January 1, 1997

This Agreement obligates the Reinsurer for 20.00% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:

In Sydney, Australia, this 10th day of April, 1997.


                                            GIO INSURANCE LTD.  ACN 052 179 647
                                            Trading as GIO REINSURANCE
                                            Sydney, Australia


                                               By /s/ Annie Chong    Ref PT 314
                                              ---------------------------------
                                                        (signature)

                                                       Annie Chong
                                            -----------------------------------
                                                          (name)


                                                 Senior Contract Manager
                                            -----------------------------------
                                                         (title)

                                   ARTICLE 20

PARTICIPATION:             AUTOMOBILE LEASING RESIDUAL VALUE
                           EXCESS OF LOSS REINSURANCE AGRE
                           EFFECTIVE: January 1, 1997

This Agreement obligates the Reinsurer for 70.00% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:

In Newark, New Jersey, this 11th day of April, 1997.


                                            EVEREST REINSURANCE COMPANY
                                            Dover, Delaware


                                            By /s/ MAI Huang
                                              ---------------------------------
                                                       (signature)


                                            -----------------------------------
                                                          (name)


                                                            VP
                                            -----------------------------------
                                                          (title)
and in Bala Cynwyd, Pennsylvania, this day of                          , 1997.


                                       PHILADELPHIA INSURANCE COMPANY
                                       PHILADELPHIA INDEMNITY INSURANCE COMPANY


                                       By /s/ Christopher J. Maguire
                                         --------------------------------------
                                                     (signature)


                                                  Christopher J. Maguire
                                       ----------------------------------------
                                                        (name)

                                                     VP Underwriting
                                       ----------------------------------------
                                                         (title)



                        AUTOMOBILE LEASING RESIDUAL VALUE
                      EXCESS OF LOSS REINSURANCE AGREEMENT



                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY

NUCLEAR INCIDENT EXCLUSION CLAUSE -- LIABILITY -- REINSURANCE -- U.S.A.


(Wherever the word "Reassured" appears in this clause, it shall be deemed to read "Reassured," "Reinsured," "Company," or whatever other word is employed throughout the text of the reinsurance agreement to which this clause is attached to designate the company or companies reinsured.)

     (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

LIMITED EXCLUSION PROVISION.*

      I. It is agreed that the policy does not apply under any liability coverage,

              injury, sickness, disease, death or destruction to
              bodily injury or property damage

         with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

     II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

    III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

         (a) become effective on or after 1st May, 1960, or

         (b) become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

            Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

     BROAD EXCLUSION PROVISION.*

     It is agreed that the policy does not apply:

                       injury, sickness, disease, death or destruction
     I. Under any Liability
        Coverage, to
                        bodily injury or property damage

         (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

         (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof; with any person or organization.

     II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating immediate medical or surgical relief
             to
                        first aid,

             to expenses incurred with respect

           (- bodily injury, sickness, disease or death
     to    (
           (- bodily injury
     resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

II.  Under any Liability Coverage, to (-  injury, sickness, disease death or
                                      (   destruction
                                      (-  bodily injury or property damage
     resulting from the hazardous properties of nuclear material, if

     (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

     (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

     (c) the (- injury, sickness, disease, death or destruction
             (
             (-  bodily injury or property damage
         arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to (- injury to or destruction of property at such nuclear facility.
            (- property damage to such nuclear facility and any property thereat.


IV.   As used in this endorsement:

       "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL," "SPECIAL NUCLEAR MATERIAL," and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing byproduct material other than tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content, and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; "NUCLEAR FACILITY" means

      (a) any nuclear reactor,

      (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

      (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

      (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

      and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

      With respect to injury to or destruction of property, the word "injury" or destruction includes all forms of radioactive contamination of property.

      "property damage" includes all forms of radioactive contamination of property.

V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

      (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

      (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

      until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(4) without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

--------------------------------------------------------------------------------
NOTE. The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.
-----------------------------------------------------------------------------

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - CANADA


     1. This Agreement does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     2. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of the following classes, namely,
               Personal Liability.
               Farmers Liability.
               Storekeepers Liability.
which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

     LIMITED EXCLUSION PROVISION.

          This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limits of liability.

          With respect to property, loss of use of such property shall be deemed to be property damage.

     3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision of:

     BROAD EXCLUSION PROVISION.

          It is agreed that this Policy does not apply:

          (a) to liability imposed by or arising under the Nuclear Liability Act; nor

          (b) to bodily injury or property damage with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

          (c) to bodily injury or property damage resulting directly or indirectly form the nuclear energy hazard arising from:

               (i) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

               (ii) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

               (iii) the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be useable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

          As used in this Policy:

          1. The term "nuclear energy hazard" means the radioactive, toxic, explosive, or other hazardous properties of radioactive material;

          2. The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

          3.   The term "nuclear facility" means:

               (a) any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

               (b) any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or
                    (iii) handling, processing or packaging waste;

               (c) any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

               (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

               and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

          4. The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

          5. With respect to property, loss of use of such property shall be deemed to be property damage.

  NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A.

     1. This Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

     2. Without in any way restricting the operation of paragraph (1) of this Clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

            I. Nuclear reactor power plants including all auxiliary property on the site, or

           II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

          III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

           IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

     3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

           (a) where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

           (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

     4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

     5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

     6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

     7. The Reassured to be sole judge of what constitutes:

           (a) substantial quantities, and

           (b) the extent of installation, plant or site.

Note. Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

           (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

           (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

                       NUCLEAR INCIDENT EXCLUSION CLAUSE
                     PHYSICAL DAMAGE - REINSURANCE - CANADA

     1. This Agreement does not cover any loss or liability accruing to the Company directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

     2. Without in any way restricting the operation of paragraph 1 of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

          (a) nuclear reactor power plants including all auxiliary property on the site, or

          (b) any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

          (c) installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

          (d) installations other than those listed in (c) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

     3. Without in any way restricting the operation of paragraphs 1 and 2 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3 shall not operate:

          (a) where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

          (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

     4. Without in any way restricting the operation of paragraphs 1, 2, and 3 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

     5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure in not considered by the Company to be the primary hazard.

     6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1985 (c), A-16 or by any law amendatory thereof.

     7.   Company to be sole judge of what constitutes:

          (a) substantial quantities, and

          (b) the extent of installation, plant or site.

     8. Without in any way restricting the operation of paragraphs 1,2,3 and 4 of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer caused:

          (a) by any nuclear incident as defined in the Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensuing loss or damage which results directly from fire, lightening or explosion of natural, coal or manufactured gas;

          (b) by contamination by radioactive material.



Note: Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, paragraph 8 of this clause shall only apply to all original contracts of the Company whether new, renewal or replacement which become effective on or after December 31, 1992.

                                  LOSS FUNDING

This clause is only applicable to those Reinsurers who cannot qualify for credit by the State having jurisdiction over the Company's loss reserves.

As regards policies or bonds issued by the Company coming within the scope of this Agreement, the Company agrees that when it shall file with the insurance department or set up on its books reserves for losses covered hereunder which it shall be required to set up by law it will forward to the Reinsurer a statement showing the proportion of such loss reserves which is applicable to them.

The Reinsurer hereby agrees that it will apply for and secure delivery to the Company a clear irrevocable and unconditional Letter of Credit issued by a bank chosen by the Reinsurer and acceptable to the appropriate insurance authorities, in an amount equal to the Reinsurer's proportion of the loss reserves in respect of known outstanding losses that have been reported to the Reinsurer and allocated loss expenses relating thereto as shown in the statement prepared by the Company. Under no circumstances shall any amount relating to reserves in respect of losses or loss expenses Incurred But Not Reported be included in the amount of the Letter of Credit.

The Letter of Credit shall be "Evergreen" and shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless thirty (30) days prior to any expiration date, the bank shall notify the Company by certified or registered mail that it elects not to consider the Letter of Credit extended for any additional period.

The Company, or its successors in interest, undertakes to use and apply any amounts which it may draw upon such Credit pursuant to the terms of the Agreement under which the Letter of Credit is held, and for the following purposes only:

      (a) To pay the Reinsurer's share or to reimburse the Company for the Reinsurer's share of any liability for loss reinsured by this Agreement, the payment of which has been agreed by the Reinsurer and which has not otherwise been paid.

      (b) To make refund of any sum which is in excess of the actual amount required to pay the Reinsurer's share of any liability reinsured by this Agreement.

      (c) In the event of expiration of the Letter of Credit as provided for above, to establish deposit of the Reinsurer's share of known and reported outstanding losses and allocated expenses relating thereto under this Agreement. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon shall accrue to the benefit of the Reinsurer. It is understood and agreed that this procedure will be implemented only in exceptional circumstances and that, if it is implemented, the Company will ensure that a rate of interest is obtained for the Reinsurers on such a deposit account that is at least equal to the rate which would be paid by Citibank N.A. in New York, and further that the Company will account to the Reinsurers on an annual basis for all interest accruing on the cash deposit account for the benefit of the Reinsurer.

The bank chosen for the issuance of the Letter of Credit shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

At annual intervals, or more frequently as agreed but never more frequently than semiannually, the Company shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurer's share of known and reported outstanding losses and allocated expenses relating thereto. If the statement shows that the Reinsurer's share of such losses and allocated loss expenses exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If, however, the statement shows that the Reinsurer's share of known and reported outstanding losses plus allocated loss expenses relating thereto is less than the balance of credit as of the statement date, the Company shall, within thirty (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.

NOTE: -- Wherever used herein the terms:

         "Company" shall be understood to mean "Company," "Reinsured," "Reassured" or whatever other term is used in the attached reinsurance agreement to designate the reinsured company. "Agreement" shall be understood to mean "Contract," "Agreement," "Policy" or whatever other term is used to designate the attached reinsurance document. "State" shall be understood to mean the state, province or Federal authority having jurisdiction over the Company's loss reserves.

                               ARBITRATION CLAUSE


As a condition precedent to any right of action hereunder, any irreconcilable dispute between the parties to this Agreement will be submitted for decision to a board of arbitration composed of two arbitrators and an umpire.

Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.

The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies, or Underwriters at Lloyd's, London, not under the control or management of either party to this Agreement. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two, and the decision shall be made by drawing lots.

The claimant shall submit its initial brief within 45 days from appointment of the umpire. The respondent shall submit its brief within 45 days thereafter and the claimant may submit a reply brief within 30 days after filing of the respondent's brief.

The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board.

Note:- Wherever used herein, the term "Company" shall be understood to mean
       "Reinsured," "Reassured" or whatever other term is used in the attached Agreement to designate the reinsured company. The term "Agreement" shall be understood to mean "Contract," "Policy" or whatever other term is used to designate the attached reinsurance document.

                                SERVICE OF SUIT

This Clause applies only to a reinsurer domiciled outside the United States of America or should the Company be authorized to do business in the State of New York, a reinsurer unauthorized in New York as respects suits instituted in New York.

It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of the Reinsurer's right to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States district court or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

It is further agreed that service of process in such suit may be made upon Messrs. Mendes & Mount, 750 Seventh Avenue, New York, New York 10019-6829 and that in any suit instituted against the Reinsurer upon this Agreement, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereon hereby designates the superintendent, commissioner or director of insurance or other officer specified for that purpose in the statute or his successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

Note: - Wherever used herein the terms:

     "Company" shall be understood to mean "Company," "Reinsured," "Reassured" or whatever other term is used in the attached reinsurance Agreement to designate the reinsured company. "Agreement" shall be understood to mean "Contract," "Agreement," "Policy" or whatever other term is used to designate the attached reinsurance document.

                                ENDORSEMENT NO. 1


Attaching to and forming part of the AUTOMOBILE LEASING RESIDUAL VALUE EXCESS OF LOSS REINSURANCE AGREEMENT between PHILADELPHIA INSURANCE COMPANY, and PHILADELPHIA INDEMNITY INSURANCE COMPANY, both of Bala Cynwyd, Pennsylvania (hereinafter together called the "Company") and the Reinsurer specifically identified below (hereinafter called the "Reinsurer").

IT IS AGREED, effective 12:01 a.m., Eastern Standard Time, January 1, 1997, that the following changes are made in this Agreement:

1.      ARTICLE 3 - TERM, will read as follows and not as heretofore:

        TERM

        This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 1997, and shall remain in full force and effect until all leases under all Policies covered hereunder have expired.

2. ARTICLE 5 - EXCLUSIONS, exclusion A. will read as follows and not as heretofore:

        A. Policies on leases enrolled before 12:01 a.m., Eastern Standard Time, January 1, 1994.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Endorsement as of the following dates:

                            PARTICIPATING REINSURERS

         Constitution Reinsurance Corporation
         Sedgwick Re Limited
         GIO Insurance Ltd., Trading as GIO Reinsurance
         Everest Reinsurance Company

Upon completion of Reinsurers' signing, fully executed signature pages will be forwarded to you for the completion of your file.

                                ENDORSEMENT NO. 1


Attaching to and forming part of the AUTOMOBILE LEASING RESIDUAL VALUE EXCESS OF LOSS REINSURANCE AGREEMENT between PHILADELPHIA INSURANCE COMPANY, and PHILADELPHIA INDEMNITY INSURANCE COMPANY, both of Bala Cynwyd, Pennsylvania (hereinafter together called the "Company") and the Reinsurer specifically identified below (hereinafter called the "Reinsurer").

IT IS AGREED, effective 12:01 a.m., Eastern Standard Time, January 1, 1997, that the following changes are made in this Agreement:

1.       ARTICLE 3 - TERM, will read as follows and not as heretofore:

         TERM

         This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 1997, and shall remain in full force and effect until all leases under all Policies covered hereunder have expired.

2. ARTICLE 5 - EXCLUSIONS, exclusion A. will read as follows and not as heretofore:

         A. Policies on leases enrolled before 12:01 a.m., Eastern Standard Time, January 1, 1994.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Endorsement as of the following dates:
In New York, New York, this 26th day of September, 1997.

                                       CONSTITUTION REINSURANCE CORPORATION
                                       New York, New York


                                       By /s/ Thomas C. Bredahl
                                         ---------------------------------------
                                                       (signature)

                                                     Thomas C. Bredahl
                                       -----------------------------------------
                                                         (name)

                                                       Vice President
                                       -----------------------------------------
                                                         (title)

                                ENDORSEMENT NO. 1


Attaching to and forming part of the AUTOMOBILE LEASING RESIDUAL VALUE EXCESS OF LOSS REINSURANCE AGREEMENT between PHILADELPHIA INSURANCE COMPANY, and PHILADELPHIA INDEMNITY INSURANCE COMPANY, both of Bala Cynwyd, Pennsylvania (hereinafter together called the "Company") and the Reinsurer specifically identified below (hereinafter called the "Reinsurer").

IT IS AGREED, effective 12:01 a.m., Eastern Standard Time, January 1, 1997, that the following changes are made in this Agreement:

1.       ARTICLE 3 - TERM, will read as follows and not as heretofore:

         TERM

         This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 1997, and shall remain in full force and effect until all leases under all Policies covered hereunder have expired.

2. ARTICLE 5 - EXCLUSIONS, exclusion A. will read as follows and not as heretofore:

         A. Policies on leases enrolled before 12:01 a.m., Eastern Standard Time, January 1, 1994.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Endorsement as of the following dates:
In Liberty Corner, New Jersey, this 26th day of September 1997.

                                       EVEREST REINSURANCE COMPANY
                                       A Delaware Corporation

                                       By /s/ Robert Capicchioni
                                         ---------------------------------------
                                                    (signature)

                                                  Robert Capicchioni
                                       -----------------------------------------
                                                      (Name)

                                                        VP
                                       -----------------------------------------
                                                      (title)

                                ENDORSEMENT NO. 1


Attaching to and forming part of the AUTOMOBILE LEASING RESIDUAL VALUE EXCESS OF LOSS REINSURANCE AGREEMENT between PHILADELPHIA INSURANCE COMPANY, and PHILADELPHIA INDEMNITY INSURANCE COMPANY, both of Bala Cynwyd, Pennsylvania (hereinafter together called the "Company") and the Reinsurer specifically identified below (hereinafter called the "Reinsurer").

IT IS AGREED, effective 12:01 a.m., Eastern Standard Time, January 1, 1997, that the following changes are made in this Agreement:

1.       ARTICLE 3 - TERM, will read as follows and not as heretofore:

         TERM

         This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 1997, and shall remain in full force and effect until all leases under all Policies covered hereunder have expired.

2. ARTICLE 5 - EXCLUSIONS, exclusion A. will read as follows and not as heretofore:

         A. Policies on leases enrolled before 12:01 a.m., Eastern Standard Time, January 1, 1994.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Endorsement as of the following dates:
In Sydney, Australia, this 29th day of September, 1997.

                                       GIO INSURANCE LTD.  ACN 052 179 647
                                       Trading as GIO REINSURANCE
                                       Sydney, Australia


                                       By /s/ C. Maclachlan
                                         ---------------------------------------
                                                      (signature)

                                                     C. Maclachlan
                                       -----------------------------------------
                                                         (name)

                                                   Underwriting Assistant
                                       -----------------------------------------
                                                         (title)
and in Bala Cynwyd, Pennsylvania, this day of                         , 1997.

                                        PHILADELPHIA INSURANCE COMPANY
                                        PHILADELPHIA INDEMNITY INSURANCE COMPANY


                                        BY  /s/ Christopher J. Maguire
                                          --------------------------------------
                                                        (signature)
                                                Christopher J. Maguire
                                        ----------------------------------------
                                                          (name)
                                                VP Underwriting
                                        ----------------------------------------
                                                          (title)








                        AUTOMOBILE LEASING RESIDUAL VALUE
                      EXCESS OF LOSS REINSURANCE AGREEMENT



                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY

                               [SEDGWICK RE LOGO]

                                    SEDGWICK

                                   Sedgwick Re
 Century Square, Suite 1400, 1501 Fourth Avenue, Seattle, Washington 98101-1635
               Telephone (206) 223-1200. Facsimile (206) 625-6926

                                  May 13, 1997



Mr.  Christopher J. Maguire
Assistant Vice President
Philadelphia Insurance Companies
One Bala Plaza, Suite 100
Bala Cynwyd, Pennsylvania 19004

Dear Mr. Maguire:

Auto Leasing Residual Value Excess Of Loss
Reinsurance Agreement
Effective: January 1, 1997
Our Reference: P10500-061

We are happy to enclose for your permanent file a copy of the fully executed documentation for the captioned Agreement, effective January 1, 1997.

This completes the signing process for these documents. Please discard any "working Copies" of these documents you may have previously received and retain this as your permanent record. If you have any questions or we can be of further assistance please do not hesitate to call.


                                   Very truly yours,

                                   SEDGWICK RE



                                   /s/ Debbie A. Mysliwy
                                   Deborah A. Mysliwy, ARe, FLMI
                                   Senior Treaty Specialist

DAM
97DM153
Enclosure
Special Mail Services



cc:     James Overend, Sedgwick Re, Philadelphia





          Atlanta - Boston - Chicago - Dallas - Hartford - Los Angeles Minneapolis - New York - Philadelphia - San Francisco - Seattle - Toronto

                                     SUMMARY
                                       AND
                                AGREEMENT WORDING
                                       FOR


                         PHILADELPHIA INSURANCE COMPANY
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY
              SECOND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                           EFFECTIVE: JANUARY 1, 1997

                                   SUMMARY OF
              SECOND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT

REINSURED COMPANY:         PHILADELPHIA INSURANCE COMPANY, and                    (PREAMBLE)
                           PHILADELPHIA INDEMNITY INSURANCE COMPANY, both of
                           Bala Cynwyd, Pennsylvania (hereinafter together
                           called the "Company")

BUSINESS REINSURED:        In force, new and renewal business classified by the   ARTICLE 1
                           Company as Casualty, Fidelity, and/or Fiduciary
                           Liability.

ACCOUNT BASIS:             Losses occurring.

COVER:                     $5,000,000 Ultimate Net Loss, each loss, each          ARTICLE 2
                           Insured, excess $1,000,000 Ultimate Net Loss, each
                           loss, each Insured.

                           The Company shall be the sole judge of what constitutes one "Insured".

TERM:                      Effective 12:01 a.m., EST, January 1, 1997; expires    ARTICLE 3
                           12:01 a.m., EST, January 1, 1998. Upon expiration of
                           this Agreement, the entire liability of the Reinsurer
                           for losses occurring subsequent to expiration shall
                           cease concurrently with the expiration.

TERRITORY:                 Per original Policies.                                 ARTICLE 4

EXCLUSIONS:                Per Agreement wording.                                 ARTICLE 5

PREMIUM:                   Deposit premium $2,000,000, payable quarterly in       ARTICLE 6
                           arrears. Adjustable within 90 days after expiration,
                           at 3.5% GNEPI.

REPORTS:                   Within 90 days after expiration.                       ARTICLE 7

DEFINITIONS:               Ultimate Net Loss (Includes 100% ECO, 100% XPL,        ARTICLE 8
                             allocated loss adjustment expense, including claim-
                             specific declaratory judgment expense).
                           Gross Net Earned Premium Income Policy

CLAUSES:                   Net Retained Lines                                     ARTICLE 9
                           Currency - U.S. Dollar                                 ARTICLE 10
                           Loss Funding (including IBNR)                          ARTICLE 11
                           Taxes (Reinsurers pay FET as applicable)               ARTICLE 12
                           Notice of Loss and Loss Settlements (Company to        ARTICLE 13
                             report individual claims reserved at 50% or more of
                             retention.)
                           Excess of Policy Limits                                ARTICLE 14




                                                                         Page A

                           Extra Contractual Obligations                          ARTICLE 15
                           Delay, Omission or Error                               ARTICLE 16
                           Inspection                                             ARTICLE 17
                           Arbitration                                            ARTICLE 18
                           Service of Suit                                        ARTICLE 19
                           Insolvency                                             ARTICLE 20
                           Sedgwick Re Intermediary Clause                        ARTICLE 21

PARTICIPATION:                                                                    ARTICLE 22

REGULATION 98:             Premium and loss payments made to Sedgwick Re shall
                           be deposited in a Premium and Loss Account in
                           accordance with Section 32.3(a)(1) of Regulation 98
                           of the New York Insurance Department. The parties
                           hereto consent to withdrawals from said Account in
                           accordance with Section 32.3(a)(3) of the Regulation,
                           including interest and Federal Excise Tax.




                                                                          Page B

              SECOND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT


This Agreement is made and entered into by and between PHILADELPHIA INSURANCE COMPANY, and PHILADELPHIA INDEMNITY INSURANCE COMPANY, both of Bala Cynwyd, Pennsylvania (hereinafter together called the "Company") and the Reinsurer specifically identified on the signature page of this Agreement (hereinafter called the "Reinsurer").


                                    ARTICLE 1

BUSINESS REINSURED

This Agreement is to indemnify the Company in respect of the net excess liability as a result of any loss or losses which may occur during the term of this Agreement under any Policies classified by the Company as Casualty, Fidelity, and/or Fiduciary Liability in force, written or renewed by or on behalf of the Company, subject to the terms and conditions herein contained.


                                    ARTICLE 2

COVER

The Reinsurer will be liable in respect of each loss, each Insured for the Ultimate Net Loss over and above an initial Ultimate Net Loss of $1,000,000 each loss, each Insured, subject to a limit of liability to the Reinsurer of $5,000,000 each loss, each Insured.

Recoveries from the Company's underlying Per Insured Excess Reinsurance Agreement(s) will not be deducted when establishing Ultimate Net Loss for purposes of this Agreement.

The Company shall be the sole judge of what constitutes one "Insured".


                                    ARTICLE 3

TERM

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 1997, and shall remain in full force and effect for one year, expiring 12:01 a.m., Eastern Standard Time, January 1, 1998.

Upon expiration of this Agreement, the entire liability of the Reinsurer for losses occurring subsequent to expiration shall cease concurrently with the expiration.


                                    ARTICLE 4

TERRITORY

This Agreement will cover wherever the Company's original Policies cover.

                                    ARTICLE 5

EXCLUSIONS

This Agreement does not cover:

A. Pools, Associations and Syndicates, except losses from Assigned Risk Plans or similar plans are not excluded.

B.       Business excluded by the attached Nuclear Incident Exclusion Clauses:

         1. Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A., No. 08-31.1.

         2. Nuclear Incident Exclusion Clause - Liability - Reinsurance - Canada, No. 08-32.1.

C. Liability of the Company arising by contract, operation of law or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guarantee fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer or its successors or assigns which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

D.       Financial Guarantee or Insolvency

         However, the liability of the Company under any bond covering losses due to negligence of any person or failure of any person to faithfully perform his duty or failure to account for and pay over money or other property in his custody shall not be considered Financial Guarantee or Insolvency.

         Notwithstanding the foregoing, no claim to attach hereto in respect of any loss or losses arising as a result of:

         1. the insolvency of any financial institution at which trust moneys are deposited or insolvency of any person, firm, or company, or

         2.       the fall in the market value of investments,

                  unless such loss is the direct result of a) a dishonest, fraudulent, criminal or negligent act on the part of the bonded person or b) a dishonest, fraudulent or criminal act on the part of any other person or persons or c) unless such loss is solely created by a physical damage loss to property other than where such physical damage loss could have been recovered from a third party but for the insolvency of such third party.

E.       Pollution to the extent excluded in the Company's original Policies.

F. Fidelity business, except when written in conjunction with a Director's and Officers' Liability Policy.

G.       Primary Rental Liability and Supplemental Liability.

                                    ARTICLE 6

PREMIUM

A. The Company will pay the Reinsurer a deposit premium of $2,000,000 for the term of this Agreement, to be paid in the amount of $500,000 on March 31, June 30, September 30, and December 31, 1997.

B. Within 90 days following the expiration of this Agreement, the Company will calculate a premium at a rate of 3.5% multiplied by the Company's Gross Net Earned Premium Income. Should the premium so calculated exceed the deposit premium paid in accordance with Paragraph A. above, the Company will immediately pay the Reinsurer the difference. Should the premium so calculated be less than the deposit premium, the Reinsurer will immediately pay the Company the difference.


                                    ARTICLE 7

REPORTS

Within 90 days following the expiration of this Agreement, the Company will furnish the Reinsurer with:

A. Gross Net Earned Premium Income of the Company for the term of this Agreement.

B. Any other information which the Reinsurer may require to prepare its Annual Statement which is reasonably available to the Company,


                                    ARTICLE 8

DEFINITIONS

A. The term "Ultimate Net Loss" as used in this Agreement shall mean the actual loss paid by the Company or for which the Company becomes liable to pay, such loss to include 100% of any Extra Contractual Obligation (and expense) as defined in the EXTRA CONTRACTUAL OBLIGATIONS ARTICLE, 100% of any Excess of Policy Limit as defined in the EXCESS OF POLICY LIMITS ARTICLE, expenses of litigation and interest, claim-specific declaratory judgment expenses, and all other loss expense of the Company including subrogation, salvage, and recovery expenses (office expenses and salaries of officials and employees not classified as loss adjusters are not chargeable as expenses for purposes of this paragraph), but salvages and all recoveries, including recoveries under all reinsurances which inure to the benefit of this Agreement (whether recovered or not), shall be first deducted from such loss to arrive at the amount of liability attaching hereunder.

         The phrase "claim-specific declaratory judgment expenses," as used in this Agreement will mean all expenses incurred by the Company in connection with declaratory judgment actions brought to determine the Company's defense and/or indemnification obligations that are allocable to specific Policies and claims subject to this Agreement. Declaratory judgment expenses will be deemed to have been incurred by the Company on the date of the original loss (if any) giving rise to the declaratory judgment action.

         All salvages, recoveries or payments recovered or received subsequent to loss settlements hereunder shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto.

         For purposes of this definition, the phrase "becomes liable to pay" shall mean the existence of a judgment which the Company does not intend to appeal, or a release has been obtained by the Company, or the Company has accepted a proof of loss.

         Nothing in this clause shall be construed to mean that losses are not recoverable hereunder until the Company's Ultimate Net Loss has been ascertained.

B. The term "Gross Net Earned Premium Income" as used in this Agreement shall mean gross earned premium income on business the subject of this Agreement less earned premium income paid for reinsurances, recoveries under which would inure to the benefit of this Agreement.

C. The term "Policy" as used in this Agreement shall mean any binder, policy, or contract of insurance or reinsurance issued, accepted or held covered provisionally or otherwise, by or on behalf of the Company.


                                    ARTICLE 9

NET RETAINED LINES

This Agreement applies only to that portion of any insurances or reinsurances covered by this Agreement which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount in excess of which this Agreement attaches, only loss or losses in respect of that portion of any insurances or reinsurances which the Company retains net for its own account shall be included, it being understood and agreed that the amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may have become due from them whether such inability arises from the insolvency of such other reinsurers or otherwise.


                                   ARTICLE 10

CURRENCY

The currency to be used for all purposes of this Agreement shall be United States of America currency.


                                   ARTICLE 11

LOSS FUNDING


With respect to losses, funding will be in accordance with the attached Loss Funding Clause No. 13-03.

                                   ARTICLE 12

TAXES

The Company will be liable for taxes (except Federal Excise Tax) on premiums reported to the Reinsurer hereunder.

Federal Excise Tax applies only to those Reinsurers, excepting Underwriters at Lloyd's, London and other Reinsurers exempt from the Federal Excise Tax, who are domiciled outside the United States of America.

The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

In the event of any return of premium becoming due hereunder, the Reinsurer will deduct 1% from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.


                                   ARTICLE 13

NOTICE OF LOSS AND LOSS SETTLEMENTS

The Company will advise the Reinsurer promptly of all claims which in the opinion of the Company may involve the Reinsurer and of all subsequent developments on these claims which may materially affect the position of the Reinsurer, such advices to include any claim for which the reserve is 50% or more of the Company's retention.

The Reinsurer agrees to abide by the loss settlements of the Company, provided that retroactive extension of Policy terms or coverages made voluntarily by the Company and not in response to court decisions (whether such court decision is against the Company or other companies affording the same or similar coverages) will not be covered under this Agreement.

When so requested the Company will afford the Reinsurer an opportunity to be associated with the Company, at the expense of the Reinsurer, in the defense of any claim or suit or proceeding involving this reinsurance and the Company will cooperate in every respect in the defense of such claim, suit or proceeding.

The Reinsurer will pay its share of loss settlements immediately upon receipt of proof of loss from the Company.


                                   ARTICLE 14

EXCESS OF POLICY LIMITS

In the event the Ultimate Net Loss includes an amount in excess of the Company's Policy limit, such amount, as provided for in the definition of Ultimate Net Loss, in excess of the Company's Policy limit shall be added to the amount of the Company's Policy limit, and the sum thereof shall be covered hereunder, subject to the Reinsurer's limit of liability appearing in the COVER ARTICLE of this Agreement.

However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

For the purpose of this Article, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy.


                                   ARTICLE 15

EXTRA CONTRACTUAL OBLIGATIONS

This Agreement shall protect the Company, subject to the Reinsurer's limit of liability appearing in the COVER ARTICLE of this Agreement, where the loss includes any Extra Contractual Obligations as provided for in the definition of Ultimate Net Loss. "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original loss.

However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.


                                   ARTICLE 16

DELAY, OMISSION OR ERROR

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, providing such delay, omission or error is rectified upon discovery.


                                   ARTICLE 17

INSPECTION

The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect, through its authorized representatives, all books, records and papers of the Company in connection with any reinsurance hereunder or claims in connection herewith.

                                   ARTICLE 18

ARBITRATION

Any irreconcilable dispute between the parties to this Agreement will be arbitrated in Bala Cynwyd, Pennsylvania in accordance with the attached Arbitration Clause No. 22-01.1.


                                   ARTICLE 19

SERVICE OF SUIT

The attached Service of Suit Clause No, 20-01.5 - U.S.A. will apply to this Agreement.


                                   ARTICLE 20

INSOLVENCY

In the event of the insolvency of the Company, reinsurance under this Agreement shall be payable by the Reinsurer on the basis of the liability of the Company under Policy or Policies reinsured without diminution because of the insolvency of the Company, to the Company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except when the Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company and when the Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

It is agreed, however, that the liquidator or receiver or statutory successor of the insolvent Company shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding when such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

When two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Company.

Should the Company go into liquidation or should a receiver be appointed, the Reinsurer shall be entitled to deduct from any sums which may be due or may become due to the Company under this reinsurance Agreement any sums which are due to the Reinsurer by the Company under this reinsurance Agreement and which are payable at a fixed or stated date as well as any other sums due the Reinsurer which are permitted to be offset under applicable law.

In the event of the insolvency of any company or companies included in the designation of "Company," this clause will apply only to the insolvent company or companies.

                                   ARTICLE 21

INTERMEDIARY

Sedgwick Re, Inc. is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications, including notices, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages and loss settlements relating thereto shall be transmitted to the Reinsurer or the Company through Sedgwick Re, Inc., 1501 Fourth Avenue, Suite 1400, Seattle, Washington 98101. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed only to constitute payment to the Company to the extent that such payments are actually received by the Company.

                                   ARTICLE 22

PARTICIPATION:    SECOND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                  EFFECTIVE: January 1, 1997

This Agreement obligates the Reinsurer for ________% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:

                    PARTICIPATING REINSURERS
            --------------------------------------------

            Kemper Reinsurance Company            50.00%
            NAC Reinsurance Corporation           25.00%
            SCOR Reinsurance Company              25.00%
                                                  -----

            TOTAL:                               100.00%



Upon completion of Reinsurers' signing, fully executed signature pages will be forwarded to you for the completion of your file.

                                   ARTICLE 22

PARTICIPATION:    SECOND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                  EFFECTIVE: January 1, 1997

This Agreement obligates the Reinsurer for 25.00% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:

In New York, New York, this 21st day of May, 1997.

                                                   SCOR REINSURANCE COMPANY
                                                   New York, New York


                                                   By: /s/ Richard D. Eckis
                                                       ------------------------
                                                               (signature)

                                                           RICHARD D. ECKIS
                                                       ------------------------
                                                                  (name)

                                                           V.P.
                                                       ------------------------
                                                                  (title)

                                   ARTICLE 22

PARTICIPATION:    SECOND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                  EFFECTIVE: January 1, 1997

This Agreement obligates the Reinsurer for 50.00% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:

In Long Grove, Illinois, this 18th day of March, 1997.

                               KEMPER REINSURANCE COMPANY
                               Long Grove, Illinois


                               By /s/ John Jenkins
                                  ------------------------------------------
                                         (signature)

                                      John Jenkins, Treaty Officer Ref: 23103-8
                                  ------------------------------------------
                                           (name)


                                  ------------------------------------------
                                           (title)

                                   ARTICLE 22

PARTICIPATION:    SECOND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                  EFFECTIVE: January 1, 1997

This Agreement obligates the Reinsurer for 25.00% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:

In Greenwich, Connecticut, this 9th day of April, 1997.

                                          NAC REINSURANCE CORPORATION
                                          (Formerly NORTH AMERICAN COMPANY FOR
                                          PROPERTY AND CASUALTY INSURANCE)
                                          New York, New York

                                          By /s/ Robert H. McFadden
                                             -------------------------------
                                                     (signature)

                                                 ROBERT H. McFADDEN
                                             -------------------------------
                                                        (name)

                                                 SECOND VICE PRESIDENT
                                             -------------------------------
                                                        (title)
and in Bala Cynwyd, Pennsylvania, this day of                    , 1997.

                                   PHILADELPHIA INSURANCE COMPANY
                                   PHILADELPHIA INDEMNITY INSURANCE COMPANY


                                   By /s/ Christopher J. Maguire
                                      ----------------------------------
                                                   (signature)

                                         Christopher J. Maguire
                                      ----------------------------------
                                                     (name)

                                         V.P. Underwriting
                                      ----------------------------------
                                                    (title)








              SECOND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT



                                    issued to

                         PHILADELPHIA INSURANCE COMPANY
                    PHILADELPHIA INDEMNITY INSURANCE COMPANY

                                  LOSS FUNDING

This clause is only applicable to those Reinsurers who cannot qualify for credit by the State having jurisdiction over the Company's loss reserves.

As regards policies or bonds issued by the Company coming within the scope of this Agreement, the Company agrees that when it shall file with the insurance department or set up on its books reserves for losses covered hereunder which it shall be required to set up by law it will forward to the Reinsurer a statement showing the proportion of such loss reserves which is applicable to them.

The Reinsurer hereby agrees that it will apply for and secure delivery to the Company a clean irrevocable and unconditional Letter of Credit issued by a bank chosen by the Reinsurer and acceptable to the appropriate insurance authorities, in an amount equal to the Reinsurer's proportion of the loss reserves in respect of known outstanding losses that have been reported to the Reinsurer, allocated loss expenses relating thereto and Incurred But Not Reported loss and loss expense as shown in the statement prepared by the Company.

The Letter of Credit shall be "Evergreen" and shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless thirty
(30) days prior to any expiration date, the bank shall notify the Company by certified or registered mail that it elects not to consider the Letter of Credit extended for any additional period.

The Company, or its successors in interest, undertakes to use and apply any amounts which it may draw upon such Credit pursuant to the terms of the Agreement under which the Letter of Credit is held, and for the following purposes only:

     (a) To pay the Reinsurer's share or to reimburse the Company for the Reinsurer's share of any liability for loss reinsured by this Agreement, the payment of which has been agreed by the Reinsurer and which has not otherwise been paid.

     (b) To make refund of any sum which is in excess of the actual amount required to pay the Reinsurer's share of any liability reinsured by this Agreement.

     (c) In the event of expiration of the Letter of Credit as provided for above, to establish deposit of the Reinsurer's share of known and reported outstanding losses and allocated expenses relating thereto, and Incurred But Not Reported loss and loss expense, under this Agreement. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon shall accrue to the benefit of the Reinsurer. It is understood and agreed that this procedure will be implemented only in exceptional circumstances and that, if it is implemented, the Company will ensure that a rate of interest is obtained for the Reinsurers on such a deposit account that is at least equal to the rate which would be paid by Citibank N.A. in New York, and further that the Company will account to the Reinsurers on an annual basis for all interest accruing on the cash deposit account for the benefit of the Reinsurer.

The bank chosen for the issuance of the Letter of Credit shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

At annual intervals, or more frequently as agreed but never more frequently than semiannually, the Company shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurer's share of known and reported outstanding losses and allocated expenses relating thereto. If the statement shows that the Reinsurer's share of such losses and allocated loss expenses, and Incurred But Not Reported loss and loss expense, exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty
(30) days after receipt of notice of such excess, secure delivery to the Company of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If, however, the statement shows that the Reinsurer's share of known and reported outstanding losses plus allocated loss expenses, and Incurred But Not Reported loss and loss expense, relating thereto is less than the balance of credit as of the statement date, the Company shall, within thirty (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.

NOTE:-- Wherever used herein the terms:

        "Company" shall be understood to mean "Company," "Reinsured," "Reassured" or whatever other term is used in the attached reinsurance agreement to designate the reinsured company. "Agreement" shall be understood to mean "Contract," "Agreement," "Policy" or whatever other term is used to designate the attached reinsurance document. "State" shall be understood to mean the state, province or Federal authority having jurisdiction over the Company's loss reserves.

                                SERVICE OF SUIT

This Clause applies only to a reinsurer domiciled outside the United States of America or should the Company be authorized to do business in the State of New York, a reinsurer unauthorized in New York as respects suits instituted in New York.

It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of the Reinsurer's right to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States district court or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

It is further agreed that service of process in such suit may be made upon Messrs. Mendes & Mount, 750 Seventh Avenue, New York, New York 10019-6829 and that in any suit instituted against the Reinsurer upon this Agreement, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereon hereby designates the superintendent, commissioner or director of insurance or other officer specified for that purpose in the statute or his successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

Note: -- Wherever used herein the terms:

         "Company" shall be understood to mean "Company," "Reinsured," "Reassured" or whatever other term is used in the attached reinsurance Agreement to designate the reinsured company. "Agreement" shall be understood to mean "Contract," "Agreement," "Policy" or whatever other term is used to designate the attached reinsurance document.

ARBITRATION CLAUSE

As a condition precedent to any right of action hereunder, any irreconcilable dispute between the parties to this Agreement will be submitted for decision to a board of arbitration composed of two arbitrators and an umpire.

Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.

The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies, or Underwriters at Lloyd's, London, not under the control or management of either party to this Agreement. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two, and the decision shall be made by drawing lots.

The claimant shall submit its initial brief within 45 days from appointment of the umpire. The respondent shall submit its brief within 45 days thereafter and the claimant may submit a reply brief within 30 days after filing of the respondent's brief.

The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearing unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board.



Note:-- Wherever used herein, the term "Company" shall be understood to mean
        "Reinsured," "Reassured" or whatever other term is used in the attached Agreement to designate the reinsured company. The term "Agreement" shall be understood to mean "Contract," "Policy" or whatever other term is used to designate the attached reinsurance document.

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.

(Wherever the word "Reassured" appears in this clause, it shall be deemed to read "Reassured," "Reinsured," "Company," or whatever other word is employed throughout the text of the reinsurance agreement to which this clause is attached to designate the company or companies reinsured.)

     (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     LIMITED EXCLUSION PROVISION.*

       I. It is agreed that the policy does not apply under any liability coverage,

              (   injury, sickness, disease, death or destruction
           to (
              (   bodily injury or property damage

           with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

      II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

     III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

      (a) become effective on or after 1st May, 1960, or

      (b) become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

          Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

     BROAD EXCLUSION PROVISION.*

     It is agreed that the policy does not apply:
                                            (  injury, sickness, disease,
                                            (  death or destruction
      I.  Under any Liability Coverage, to  (
                                            (  bodily injury or
                                            (  property damage

          (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

          (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

     II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating immediate medical or
                       surgical relief
          to  [brace]                          to expenses incurred with respect
                        first aid,

                  (bodily injury, sickness, disease or death
       to         (                      resulting from the hazardous properties
                  (                      of nuclear material and
                  (bodily injury

      arising out of the operation of a nuclear facility by any person or organization.

III.   Under any Liability Coverage, to       (injury, sickness, disease, death
                                              (or destruction
                                              (bodily injury or property damage

       resulting from the hazardous properties of nuclear material, if

       (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has discharged or dispersed therefrom:

       (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

       (c) the       (injury, sickness, disease, death or destruction
                     (                        arises out of the furnishing by an
                     (                        insured of services,
                     (bodily injury or property damage

           materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to (injury to or destruction of property at such nuclear facility. (property damage to such nuclear facility and any property (thereat.

IV.   As used in this endorsement:

      "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL," "SPECIAL NUCLEAR MATERIAL," and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing byproduct material other than tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content, and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; "NUCLEAR FACILITY" means

      (a) any nuclear reactor,

      (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

      (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

      (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

      and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

      With respect to injury to or destruction of property, the word "injury" or destruction
      "property damage" includes all forms of radioactive contamination of property.
      includes all forms of radioactive contamination of property.

V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

         (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

         (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

         until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.





________________________________________________________________________________
*NOTE. The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision containing those words.
________________________________________________________________________________

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - CANADA

     1. This Agreement does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     2. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of the following classes, namely,
               Personal Liability.
               Farmers Liability.
               Storekeepers Liability.
which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:_

     LIMITED EXCLUSION PROVISION.

          This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limits of liability.

          With respect to property, loss of use of such property shall be deemed to be property damage.

     3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision of:_

     BROAD EXCLUSION PROVISION.

          It is agreed that this Policy does not apply:
          (a) to liability imposed by or arising under the Nuclear Liability Act; nor
          (b) to bodily injury or property damage with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor
          (c) to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:
               (i) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;
               (ii) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and
               (iii)the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be useable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

          As used in this Policy:
          1. The term "nuclear energy hazard" means the radioactive, toxic, explosive, or other hazardous properties of radioactive material;
          2. The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;
          3.   The term "nuclear facility" means:
               (a) any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;
               (b) any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or
                    (iii) handling, processing or packaging waste;
               (c) any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;
               (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

               and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

          4. The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.
          5. With respect to property, loss of use of such property shall be deemed to be property damage.